Exhibit 3.2
Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

Form of Flow- Through Subsrciption Agreement ($0.18)

Mogul Energy International, Inc.

The Securities To Which This Agreement Relates Have Not Been Registered Under The United States Securities Act Of 1933, As Amended (The “Securities Act”) And The Rules And Regulations Promulgated Thereunder And May Not Be Offered Or Sold Directly Or Indirectly (A) Within The United States Or To Or For The Account Or Benefit Of U.S. Persons (As Defined In Regulation S) Except Pursuant To An Effective Registration Statement As To Such Securities Under, Or An Exemption From, The Registration Requirements Of The Securities Act, Or (B) In Canada Or To Residents Of Canada Except Pursuant To Prospectus Exemptions Under The Applicable Provincial Securities Laws And Regulations Or Pursuant To An Exemption Order Made By The Appropriate Provincial Securities Regulator(s).

This Subscription Agreement is made by and between _____________________________________________________________________________, the undersigned subscriber (the “Subscriber”) and Mogul Energy International, Inc., a Delaware Corporation (the “Company”).

RECITALS

Whereas, the Company is offering, on a no minimum basis, up to an aggregate of 17,000,000 shares (the “Shares” or “Offered Shares”) of its common stock $0.001 par value per share (the “Common Stock”) at a price of US $0.18 per share or US $3,060,000 in the aggregate (the “Offering”) to be issued on a “flow-through” basis pursuant to the Income Tax Act (Canada).

Whereas, the Company is offering and selling the Shares on a no minimum basis, no proceeds will be held in an escrow account and all funds will be immediately available to the Company.

Whereas,  subject to the terms and conditions set forth herein, the Subscriber desires to purchase from the Company and the Company desires to sell to the Subscriber the number of shares of Common Stock of the Company to be issued on a “flow-through” basis pursuant to the Income Tax Act (Canada) set forth on the signature page hereof (the “Subscribed for Flow-Through Shares”) hereof, at a price of US $0.18 per share, subject to the terms and conditions set forth herein.  All references herein to “dollars” or “$” shall be to U.S. dollars unless otherwise specified.

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

Whereas, the Company is conducting the Offering without any private placement memorandum and is offering the Shares to prospective investors in jurisdictions outside of the United States.  The Company is offering and selling the Subscribed for Flow-Through Shares only to Persons who are not “US Persons” as defined in Regulation S, as promulgated under the United States Securities Act of 1933, as Amended and the Rules and Regulations promulgated thereunder (the “Securities Act”), and who otherwise satisfy the requirements of the applicable securities laws, customary practices and documentation of the jurisdiction of their residency.  No directed selling efforts in connection with this offering are being made in the United States by the Company, a distributor, any affiliates of same, or any person acting on of behalf of any of the foregoing.

Whereas, the Company intends to offer and sell the Shares directly through our officers and directors, it has reserved, nevertheless, the right to sell all or a portion of the Shares through finders and registered broker/dealers, and in connection therewith may pay sales commissions (the “Commission Fee”) as follows: (i) a cash payment equal to eight percent (8%) of the gross sale proceeds from such sales generated by said finders and registered broker/dealers (the “Cash Commission”) plus (ii) warrants (the “Placement Warrants”) to purchase a number of shares equal to ten percent (10%) of the Shares actually sold pursuant to sales of Shares generated by said finders and registered broker/dealers.  The Placement Warrants will have the same general terms and conditions as the Company’s previously issued Class B Warrants, except that the exercise price of the Placement Warrants shall be 20 cents.  The Commission, if any, will be paid only to those persons or entities permitted to receive such payments under applicable laws, and, where applicable under the Securities Act, who send a confirmation or other notice to the purchaser stating that the purchaser is subject to the same restrictions on offers and sales that apply to the distributor.

Now therefore, in consideration of the recitals and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

AGREEMENTS

1.	Definitions.

“Accredited Investor” shall mean a person who qualifies as an “Accredited Investor” under Sections 2.3 (b), (c), (d) or (e) hereof, or, where applicable, is an “Accredited Investor,” as defined in Rule 501 of Regulation D, as promulgated under the Securities Act.

“Additional Closing" shall have the meaning ascribed thereto in Section 2.5 hereof.

“Agreement” shall mean this Subscription Agreement.

“Aggregate Purchase Price” shall have the meaning ascribed thereto in Section 2.2 of this Agreement.

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

“Applicable Closing Date” shall mean with respect to any of the Securities, the Closing Date of the Closing relating to such Securities.

“ASC” shall have the meaning ascribed thereto in Section 2.3 (b) hereof.

“BCSC” shall have the meaning ascribed thereto in Section 2.3 (b) hereof.

“Canadian Securities Laws” shall have the meaning ascribed thereto in Section 7.2 hereof.

“Cash Commission” shall have the meaning ascribed thereto in the recitals to this Agreement.

“Closing” shall have the meaning ascribed thereto in Section 2.5(a) hereof.

 “Closing Date” shall have the meaning ascribed thereto in Section 2.5(a), hereof.

“Commission” shall mean the Securities and Exchange Commission.

“Commission Filings” shall have the meaning ascribed thereto in Section 5.6 hereof.

“Common Stock” shall mean shares of the Company's common stock, $0.001 par value, or such securities that such stock shall hereafter be reclassified into.

“Company” shall have the meaning ascribed thereto in the recitals to this Agreement.

“Distribution Compliance Period” shall have the meaning ascribed thereto in Section 7.1 hereof.

“Effective Date” shall have the meaning ascribed thereto in Section 10.11 hereof.

“Family and Friends (Alberta and BC)” shall have the meaning ascribed thereto in Section 2.3 (b) hereof.

“Family and Friends (Ontario)” shall have the meaning ascribed thereto in Section 2.3 (d) hereof.

“Initial Closing" shall have the meaning ascribed thereto in Section 2.5 hereof.

“NI 45-106” shall have the meaning ascribed thereto in Section 2.3 hereof.

“OSC” shall have the meaning ascribed thereto in Section 2.3 hereto.

“Offered Shares” shall mean the 17,000,000 Shares offered by the Company of which the Subscribed for Flow-Through Shares are a part.

“Offering” shall have the meaning ascribed thereto in the recitals to this Agreement.

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

“Person” shall mean an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Proceeding” shall mean an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Price” shall have the meaning ascribed thereto in Section 2.1 hereof.

“Reference Date” shall have the meaning ascribed thereto in Section 10.11 hereof.

“Registration Rights Agreement” shall mean the Registration Rights Agreement, substantially in the form of Document III of the Subscription Documents Package, executed and delivered by Subscriber and the Company pursuant to Sections 4.5 and 3.2 of this Agreement, respectively.

“Regulation S” shall have the meaning ascribed thereto in the recitals to this Agreement.

“Securities” shall mean collectively, the Shares and the Placement Warrants.

“Securities Act” shall have the meaning ascribed thereto in the recitals to this Agreement.

“Shares” shall have the meaning ascribed thereto in the recitals to this Agreement.

 “Subscriber” shall have the meaning ascribed thereto in the recitals to this Agreement.

“Subscribed for Flow-Through Shares” shall have the meaning ascribed thereto in the recitals to this Agreement.

“Subscription Documents Package” shall mean the Subscription Documents Package dated December 12, 2007, inclusive of this Agreement, the Registration Rights Agreement, and Exhibits.

“US Person” shall have the meaning ascribed thereto in the recitals to this Agreement.

2.	Subscription and Purchase of Shares; Closing.

2.1           Subscription and Purchase of Shares.

(a)  Subject to the terms and conditions herein set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company the Subscribed for Flow-Through Shares, at a price of US $0.18 per share (the “Purchase Price”).

(b)  The Subscriber acknowledges that this Agreement may be accepted or rejected by the Company with respect to all or part of the amount subscribed and that, to the extent the subscription may be rejected, the accompanying cash subscription payment will be refunded without payment of interest and without deduction of expenses.

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

2.2	Payment of Purchase Price.

(a)           Simultaneously with the execution and delivery of this Agreement by the Subscriber, the Subscriber shall deliver to the Company an amount equal to (x) the number of Subscribed for Flow-Through Shares multiplied by (y) the Purchase Price (the “Aggregate Purchase Price”) by check payable to the Company or by wire transfer of funds pursuant to wiring instructions provided by the Company in Instructions For Completing Subscription Documents under Transmittal of Funds hereto.

(b)           No cash proceeds received from the Offering will be held in escrow pending receipt of any minimum proceeds; all proceeds of the offering from accepted subscriptions will be made immediately be available to the Company for its use. The payment (or, in the case of rejection of a portion of the Subscriber’s subscription, the part of the payment relating to such rejected portion) will be returned promptly, without interest, if the Subscriber’s subscription is rejected in whole or in part.

2.3	Limitations of Offering and Investor Suitability Criteria.

(a)           The Subscriber acknowledges that the Company is offering and selling the Subscribed for Flow-Through Shares only to Persons who are not US Persons as that term is defined in Regulation S as promulgated under the Securities Act, and who otherwise satisfy the requirements of the applicable securities laws of the jurisdiction of their residency.  No directed selling efforts in connection with this offering will be made in the United States by the Company, a distributor, any affiliates of same, or any person acting on of behalf of any of the foregoing.

(b)           Subject to the further provisions of Section 2 hereof, if the Subscriber (who is not a US Person) is a resident of the provinces of Alberta or British Columbia, Canada, the Subscriber must either be (1) purchasing the Subscribed for Flow-Through Shares as principal and be an “Accredited Investor” as defined in National Instrument 45-106 Prospectus and Registration Exemptions (“NI 45-106”), as adopted by, respectively, the British Columbia Securities Commission (the “BCSC”), and the Alberta Securities Commission (the “ASC”), or (2) an investor who is purchasing the Subscribed for Flow-Through Shares as a principal and who is either a:

(i)	director, senior officer or control person of the Company, or of an affiliate of the Company,

(ii)	spouse, parent, grandparent, brother, sister or child of a director, executive officer or control person of the Company, or of an affiliate of the Company,

(iii)	parent, grandparent, brother, sister or child of the spouse of a director, executive officer or control person of the Company or of an affiliate of the Company,

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

(iv)	close personal friend of a director, executive officer or control person of the Company, or of an affiliate of the Company,

(v)	close business associate of a director, senior officer or control person of the Company, or of an affiliate of the Company,

(vi)	founder of the issuer or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the	Company,

(vii)	parent, grandparent, brother, sister or child of the spouse of a founder of the Company,

(viii)
person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs (i) to (vii), provided such person does not have a “prohibited relationship” with the Company, as that term is defined in subsection 66(12.671) of the Income Tax Act (Canada), or

(ix)
trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs (i) to (vii), provided such trust or estate does not have a “prohibited relationship” with the Company, as that term is defined in subsection 66(12.671) of the Income Tax Act (Canada).

(c)           Collectively, the categories of prospective investors described in 2.3(b) (i) through (ix) are herein referred to as “Family and Friends (Alberta and BC).”  If the Subscriber is resident in Alberta or British Columbia and is purchasing the Subscribed for Flow-Through Shares as an “Accredited Investor” within the meaning of NI-45-106 or as Family and Friends (Alberta and B.C.), the Subscriber must deliver, at Closing, a duly completed and executed Representation Letter in the form attached hereto as Exhibit C-1.

(d)           If the Subscriber is a resident of Ontario, the Subscriber is purchasing the Subscribed for Flow-Through Shares as principal and is an “Accredited Investor” as defined in NI 45-106 as adopted by the Ontario Securities Commission (the “OSC”), or is an investor purchasing as a principal and is (a) a founder of the Company, (b) an affiliate of a founder of the Company, (c) a spouse, parent, brother, sister, grandparent or child of an executive officer, director or founder of the Company, or (d) a person that is a control person of the Company (collectively “Family and Friends (Ontario)”). If the Subscriber is resident in Ontario and is purchasing the Shares as an “Accredited Investor” within the meaning of NI 45-106 or as Family and Friends (Ontario), the Subscriber must deliver, at Closing, a duly completed and executed Representation Letter in the form attached hereto as Exhibit C-2.

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

(e)           If the Subscriber is resident of Saskatchewan, the subscriber is purchasing the Subscribed for Flow-Through Shares as principal and is an “Accredited Investor” within the meaning of NI 45-106, and the Subscriber must deliver at closing, a duly completed and executed Representation Letter in the form attached hereto as Exhibit C-3.

2.4	No Minimum Number of Subscribed for Flow-Through Shares Need be Sold.

The Subscriber acknowledges that the Company is offering and selling the Offered Shares on a no minimum basis, and further acknowledges and understands that since there is no minimum number of Offered Shares to be sold, no proceeds will be held in an escrow account and all funds will be immediately available to, and for use by, the Company.

2.5	Closing.

(a)           The Company will consummate an initial closing of the Offering (the "Initial Closing") at such time as the Company, in its sole discretion, may determine with no requirement that a minimum number of the Offered Shares be sold, and from time to time thereafter consummate additional closings (each an "Additional Closing") until such time as all of the Offered Shares have been sold or the Company otherwise terminates the Offering, but in no event beyond December 31, 2007. As used herein the term “Closing” means the Initial Closing and any Additional Closings; and, the term “Closing Date” refers to the date of a Closing.

(b)           At a Closing, the Company shall either (i) accept this subscription (in whole or in part) and shall cause its stock transfer agent to deliver to the Subscriber certificate(s) for the Subscribed for Flow-Through Shares, all against delivery to the Company of the Aggregate Purchase Price for the Subscribed for Flow-Through Shares; or (ii) reject this subscription (or portion thereof) and return to the Subscriber, without interest, his/her/its subscription payment or such portion thereof applicable to the rejected portion of the Subscribers subscription. The Company shall also deliver to the Subscriber a countersigned copy of this Subscription Agreement and the Registration Rights Agreement, effective as of the Closing Date.

2.6	Use of Proceeds.

The Company will use the proceeds of this Offering for general working capital purposes.

3.	Subscriber’s Conditions of Closing.

The Subscriber’s obligation to purchase and pay for the Subscribed for Flow-Through Shares is subject to the satisfaction or waiver, on or before the Closing Date, of the conditions set for in this Section 3, and the condition that the representations, warranties and covenants of the Company set forth in Section 5 hereof shall be true in all material respects on and as of the Closing Date, except to the extent of changes caused by the transactions herein contemplated; and, if the Closing Date is other than the date hereof, the Company shall deliver to Subscriber a certificate of a duly authorized officer of the Company, dated the Closing Date, to such effect.

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

3.1	Representations, Warranties and Covenants.

The representations, warranties and covenants of the Company set forth in Section 5 hereof shall be true in all material respects on and as of the Closing Date, and at the Closing the Company shall have delivered to the Subscriber a certificate to such effect signed by the President of the Company.

3.2	Delivery of Registration Rights Agreement.

The Company shall have delivered a duly executed Registration Rights Agreement.

3.3	Compliance with Securities Laws.

The offer and sale of the Subscribed for Flow-Through Shares under this Agreement shall have complied with, and shall not be prohibited by, all applicable requirements of the Securities Act, and the applicable securities laws, customary practices and documentation of Canada.

3.4	Authority.

All action required to be taken by or on the part of the Company to authorize the execution, delivery and performance of this Agreement by Company and the consummation of the transactions contemplated hereby and thereby shall have been duly and validly taken by the Board of Directors of the Company and at the Closing the Company shall have delivered to the Subscriber a certificate to such effect signed by the Secretary of the Company.

3.5	No Adverse Action or Decision.

There shall be no action, suit, investigation or proceeding pending, or to the Company’s knowledge, threatened, against or affecting the Company or any of its properties or rights, or any of its affiliates, associates, officers or directors, before any court, arbitrator, or administrative or governmental body that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise adversely affect the transactions contemplated by this Agreement, or (ii) questions the validity or legality of any such transaction or seeks to recover damages or to obtain other relief in connection with any such transaction.

4.	Company’s Conditions of Closing.

The Company’s obligation to sell the Subscribed for Flow-Through Shares is subject to the satisfaction or waiver, on or before the Closing Date, of the conditions contained in this Section 4.

4.1	Representations, Warranties and Covenants.

The representations, warranties and covenants of the Subscriber set forth in Section 6 and Section 7 hereof shall be true in all material respects on and as of the Closing Date.

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

4.2	Payment of Purchase Price.

The Subscriber shall have purchased and paid for the Subscribed for Flow-Through Shares by delivery of the Purchase Price.

4.3	No Adverse Action or Decision.

There shall be no action, suit, investigation or proceeding pending, or to the Company’s knowledge, threatened, against or affecting the Company or any of its properties or rights, or any of its affiliates, associates, officers or directors, before any court, arbitrator, or administrative or governmental body that (i) seeks to restrain, enjoin, prevent the consummation of or otherwise adversely affect the transactions contemplated by this Agreement, or (ii) questions the validity or legality of any such transaction or seeks to recover damages or to obtain other relief in connection with any such transaction.

4.4	Compliance with Securities Laws.

The offer and sale of the Subscribed for Subscribed for Flow-Through Shares under this Agreement shall have complied with, and shall not be prohibited by, all applicable requirements of the Securities Act, and the applicable securities laws, customary practices and documentation of Canada.

4.5	Delivery of Registration Rights Agreement. The Subscriber shall have delivered a duly executed Registration Rights Agreement.

5.           Representations and Warranties of the Company.

The Company represents, warrants and covenants to the Subscriber that:

5.1	Corporate Existence.

The Company is a Company duly organized, legally existing, and in good standing under the laws of the State of Delaware with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted.

5.2	The Company’s Business.

The Company is an independent, oil and gas exploration company whose goal is to acquire properties, situated in proximity to producing fields, for exploration and development.

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

5.3	Authorization; Enforcement.

The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement, and otherwise to carry out its obligations hereunder.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company.  When executed and delivered in accordance with the terms hereof, this Agreement shall constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Anything herein to the contrary notwithstanding, this Agreement shall not become a binding obligation of the Company until it has been accepted by the Company as evidenced by its execution by a duly authorized officer.

5.4	Agreement Not in Conflict.

The execution and delivery of this Agreement by the Company and the completion of the transactions contemplated hereby do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (whether after notice or lapse of time or both): (A) any statute, rule or regulation applicable to the Company; (B) the charter documents, by-laws or resolutions of the Company which are in effect at the date hereof; (C) any mortgage, note, indenture, contract, agreement, instrument, lease or other document to which the Company is a party or by which it is bound; or (D) any judgment, decree or order binding the Company or, to the best of its knowledge, information and belief, the property or assets of the Company.

5.5	Authorized and Outstanding Capital Stock.

The Company’s authorized capital stock of consists of 100,000,000 shares of Common Stock, $0.001 par value per share and 10,000,000 shares of preferred stock, $0.001 par value per share. As of the Reference Date, there were 40,575,424 shares of Common Stock issued and outstanding and no preferred shares issued and outstanding.  In addition, 2,021,667 shares are reserved for issuance upon exercise of outstanding warrants and 2,250,000 are reserved for issuance upon exercise of outstanding options. If all of the Offered Shares (and without giving effect to the exercise of any Warrants) are sold there will be an aggregate of 57,575,424 shares of common stock issued and outstanding. The Company has reserved for issuance up to 17,000,000 shares of Common Stock for issuance in connection with the Offering.

5.6	Reporting Issuer Status.

The Company is not a reporting issuer in any province of Canada. The Company has a reporting obligation under Section 15 (d) of the 1934 Act and files current, quarterly and annual reports with the Commission on forms 8-K, 10-QSB and 10-KSB (collectively, the “Commission Filings”). The filed material may be inspected and copied at the Public Reference Room maintained by the Commission at 100 F Street, N.E., Washington, D.C. 20549. Information about operation of the Public Reference Room can be obtained by calling the Commission at 1-800-SEC-0330. The Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov. Copies of such material can be obtained from the public reference section of the U.S.  Securities & Exchange Commission at prescribed rates.

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

5.7	Other Offerings.

Subscriber acknowledges that the Company will, from time to time, offer and sell additional shares of Common Stock on such terms and conditions as its Board of Directors, in its sole discretion, may determine. The terms and conditions of the offer and sale of any such additional shares of Common Stock may be different from and better than the terms of this Offering.

6.	Representations, Warranties and Acknowledgements of Subscriber.

The Subscriber represents, warrants and covenants to the Company that:

6.1	Organization; Authority.

(a)           The Subscriber:

(i)           if a company, trust, partnership, qualified plan or other entity, it is duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its organization and is authorized and qualified to become a holder of the Subscribed for Flow-Through Shares, the person signing this Agreement on behalf of such entity has been duly authorized to execute and deliver this agreement, and the acquisition of the Subscribed for Flow-Through Shares by the Subscriber and the consummation by the Subscriber of the transactions contemplated hereby have been duly authorized by all necessary action to be taken on the part of the Subscriber and all necessary approvals of its directors, partners, shareholders, trustees or otherwise (as the case may be) with respect to such matters have been given or obtained; or

(ii)           if a natural person, (a) has the requisite power, authority and legal capacity to execute and deliver this Subscription Agreement, to perform all of his obligations hereunder and to undertake all actions required of the Subscriber hereunder;

(b)           This Agreement has been duly executed and delivered by the Subscriber and constitutes a valid and legally binding obligation of the Subscriber, enforceable against the Subscriber, in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.  The entering into of this Agreement and the transactions contemplated hereby will not result in a violation of any of the terms or provisions of any law applicable to the Subscriber, or of any agreement to which the Subscriber is a party or by which it is bound, or, if the Subscriber is not a natural person, any of the Subscriber’s charter documents.

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

6.2	Acquisition of Subscribed for Flow-Through Shares for Investment.

The Subscriber is acquiring the Subscribed for Flow-Through Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling the Subscribed for Flow-Through Shares or any part thereof or interest therein, without prejudice, however, to the Subscriber’s right, subject to the provisions of this Agreement and in accordance with all applicable laws, at all times to sell or otherwise dispose of all or any part of such Subscribed for Flow-Through Shares as otherwise permitted hereunder. Except as otherwise disclosed in writing to the Company, the Subscriber is not acting jointly or in concert with any other person or company for the purposes of acquiring any of the Subscribed for Flow-Through Shares.

6.3	Experience of Subscriber.

The Subscriber either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating and assessing the merits and risks of the prospective investment in the Subscribed for Flow-Through Shares, and has so evaluated the merits and risks of such investment and has determined that the Subscribed for Flow-Through Shares are suitable to investment for him.

6.4	Ability of Subscriber to Bear Risk of Investment.

The Subscriber acknowledges that the purchase of the Subscribed for Flow-Through Shares is a highly speculative investment, involving a high degree of risk and the Subscriber is able to bear the economic risk of an investment in the Subscribed for Flow-Through Shares; and, at the present time, is able to afford a complete loss of such investment.

6.5	No Conflict or Violation.

The execution, delivery, and performance of this Agreement by Subscriber and the consummation by Subscriber of the transactions contemplated hereby will not conflict with or result in a default under the terms of any material contract, agreement, obligation or commitment applicable to Subscriber. The execution, delivery and performance by the Subscriber of this Subscription Agreement and the completion of the transaction contemplated hereby do not and will not result in a violation of any law, regulation, order or ruling applicable to the Subscriber, and do not and will not constitute a breach of or default under any of the Subscriber's charter documents (if the Subscriber is not a natural person) or any agreement to which the Subscriber is a party or by which it is bound.

6.6	No Approval by Regulatory Authority.

The Subscriber understands that no securities commission, stock exchange, governmental agency, regulatory body or similar authority has made any finding or determination or expressed any opinion with respect to the merits of an investment in the Subscribed for Flow-Through Shares.

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

6.7	No Representation as to Value of the Shares.

The Subscriber confirms that neither the Company nor any of its directors, employees, officers, consultants, agents or affiliates, has made any representations (written or oral) to the Subscriber regarding the future value of the Subscribed for Flow-Through Shares and acknowledges and confirms that no representation has been made to the Subscriber with respect to the listing of the Subscribed for Flow-Through Shares on any exchange or that application has been or will be made be made for such listing. In making its investment decision with respect to the Subscribed for Flow-Through Shares, the Subscriber has relied solely upon publicly available information relating to the Company and not upon any verbal or written representation made by or on behalf of the Company.

6.8	No Advertisement.

The Subscriber is not and has not become aware of any advertisement in printed public media or on radio, television or other form of communication (including electronic display such as the Internet) with respect to the Offering.

6.9	Conditional Sale.

The Subscriber understands that the sale and delivery of the Subscribed for Flow-Through Shares is conditional upon such sale being exempt from the registration and prospectus requirements under applicable securities legislation or upon the issuance of such orders, consents or approvals as may be required to permit such sale and delivery without complying with such requirements. If required under applicable securities legislation or regulatory policy, or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Company in filing such reports, undertakings and other documents with respect to the issue of the Subscribed for Flow-Through Shares.

6.10	No Joint Action.

Except as disclosed in writing to the Company, the Subscriber does not act jointly or in concert with any other person or company for the purposes of acquiring the Subscribed for Flow-Through Shares.

6.11	Tax Consequences.

The investment in the Subscribed for Flow-Through Shares may have tax consequences under applicable taxation laws, that it is the sole responsibility of the Subscriber to determine and assess such tax consequences as may apply to its particular circumstances, and the Subscriber has not received and is not relying on the Company for any tax advice whatsoever.

6.12	Legal Advice.

The Subscriber is responsible for obtaining such legal advice as it considers appropriate in connection with the execution and delivery of this Subscription Agreement and the purchase of the Subscribed for Flow-Through Shares by it. The Subscriber acknowledges that it has been advised that no accountant or attorney engaged by the Company is acting as its representative, accountant or attorney in connection with this Subscription Agreement and/or the transactions contemplated hereby.

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

6.13	Information Provided by the Subscriber.

All information which the Subscriber has provided or is providing the Company, or to its agents or representatives concerning the Subscriber’s suitability to invest in the Company is complete, accurate and correct as of the date of the signature on the last page of this Agreement.  Such information includes, but is not limited to, information concerning the Subscriber’s personal financial affairs, business position and the knowledge and experience of the Subscriber and the Subscriber’s advisors.  The Company shall maintain such information regarding the Subscriber in strict confidence except as may be required to be disclosed to governmental agencies pursuant to requirements of applicable corporate securities and tax laws, rules and regulations regarding the offer and sale of the Shares.

6.14	Information Provided by the Company.

The Subscriber has been provided with copies of all material information requested by either the Subscriber, the Subscriber’s purchaser representative or other representing the Subscriber, including any information requested to verify any information furnished, and there has been direct communication between the Subscriber and its representatives on the one hand and the Subscriber and the Subscriber’s representatives and advisors on the other in connection with information regarding the purchase made hereby.  There has been made available the opportunity to ask questions of and receive answers from the Company and/or the directors, officers, employees or representatives of the Company concerning the terms and conditions of this offering and to obtain any additional information (to the extent the Company possesses such information or can acquire it without unreasonable effort or expense) desired or necessary to verify the accuracy of the information provided.  Any proprietary information disclosed or discovered by the Subscriber in reviewing information made available to the Subscriber by the Company in connection with the offer and sale of the Subscribed for Flow-Through Shares shall be maintained by the Subscriber in strict confidence.

6.15	Risk Acknowledgement.

The Subscriber acknowledges that the purchase of the Offered Shares is a speculative investment involving substantial risks, including, but not limited to, the following:

(a)	The Company is an exploration stage company with a limited history of operations, which has incurred substantial losses and, therefore, there is a strong likelihood that its business may fail;

(b)	The Company has conducted limited drilling activities to date;

(c)	The Company’s long term profitability is uncertain as it is related to the success of its exploration program and the ultimate discovery of resources on its properties;

(d)	The risks inherent to the oil and gas industry may adversely affect on the Company’s business operations;

(e)	The Company’s ultimate success is dependent upon oil and gas prices which prices are subject to fluctuation due to factors beyond the Company’s control;

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

(f)	The Company’s operations are subject to extensive environmental regulations the compliance with which may adversely affect its capital liquidity;

(g)
Because the Company is an exploration stage company with limited assets, it may not have or be able to obtain the funds required to purchase properties or initiate additional exploration and or drilling programs;

(h)	Because of its limited resources, the Company may have to limit its exploration drilling activities;

(i)	The Company has no sources of operating cash flow and it may be unable to meet its additional funding requirements absent equity and or debt financings;

(j)	The Company’s management has limited experience in managing an oil and gas exploration company;

(k)	The Company’s directors and executive officers devote and will continue to devote only a limited amount of time to the Company’s business activities;

(l)
The Company’s directors and executive officers may face conflicts of interest in connection with our participation in certain ventures because they are or may become directors and officers of other mineral resource companies;

(m)	The value and transferability of the Subscribed for Flow-Through Shares may be adversely impacted by a limited trading market for the Company’s shares and the penny stock rules;

(n)	The Subscriber will incur immediate substantial dilution in the value of his Subscribed for Flow-Through Shares;

(o)
The Company may, and from time to time will, issue additional shares of its common stock and that such future issuances of shares by the Company may reduce the value of issued and outstanding shares of Common Stock and may dilute the Subscriber’s percentage equity ownership interest in the Company;

(p)	The purchase price of the Offered Shares was arbitrarily determined by the Company and thus, is not an indication of the value of the Offered Shares or of any of the Securities;

(q)	Other risk factors as discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s most recent Quarterly Report filed on Form 10-QSB.

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

6.16	Potentially Only One Investor.

The Subscriber acknowledges that because there is no minimum number of Subscribed for Flow-Through Shares required to be sold in order for the Company to consummate the Offering, the Subscriber may be the only Person acquiring Subscribed for Flow-Through Shares in the Offering.

6.17	No Offering Memorandum.

The Subscriber acknowledges that the offering is being conducted without delivery of an offering memorandum and that it has not relied on any oral representation, warranty or information in connection with the Offering by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company.

7.	Additional Securities Law Matters

7.1	Regulation S Representations, Acknowledgements and Warranties.

The Subscriber represents, warrants, acknowledges, and covenants that:

(a)           it is not a “US Person” as that term is defined in Rule 902 of Regulation S, as promulgated under the Securities Act;

(b)           the Subscribed for Flow-Through Shares are being offered and sold in reliance on the exemptions from the registration requirements of the Securities Act provided by the provisions of Regulation S as promulgated under the Securities Act, and that the Subscribed for Flow-Through Shares may not be resold in the United States or to a US Person as defined in Regulation S, except pursuant to an effective registration statement or an exemption from the registration provisions of the Securities Act as evidenced by an opinion of counsel acceptable to the Company, and that in the absence of an effective registration statement covering the Subscribed for Flow-Through Shares or an available exemption from registration under the Securities Act, the Subscribed for Flow-Through Shares must be held indefinitely.  The Subscriber further acknowledges that this Agreement is not intended as a plan or scheme to evade the registration requirements of the Securities Act;

(c)           it is a resident of Canada;

(d)           it is not, and on the Closing Date will not be, an affiliate of the Company;

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

(e)           all offers and sales of the Subscribed for Flow-Through Shares shall be made in compliance with all applicable laws of any applicable jurisdiction and, particularly, in accordance with Rules 903 and 904, as applicable, of Regulation S or pursuant to registration of the Subscribed for Flow-Through Shares under the Securities Act or pursuant to an exemption from registration.  In any case, none of the Subscribed for Flow-Through Shares have been or will be offered or sold by the Subscriber to, or for the account or benefit of a US Person or within the United States until after the end of a one year period commencing on the date on which this Agreement is accepted by the Company (the “Distribution Compliance Period”), except pursuant to an effective registration statement as to the Subscribed for Flow-Through Shares or an applicable exemption from the registration requirements of the Securities Act;

(f)           the Subscribed for Flow-Through Shares have not been offered to the Subscriber in the United States and the individuals making the decision to purchase the Subscribed for Flow-Through Shares and executing and delivering this Agreement on behalf of the Subscriber were not in the United States when the decision was made and this Agreement was executed and delivered;

(g)           it will not engage in any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Shares;

(h)           neither the Subscriber nor any of his affiliates will directly or indirectly maintain any short position, purchase or sell put or call options or otherwise engage in any hedging activities in any of the Subscribed for Flow-Through Shares or any other securities of the Company until after the end of the Distribution Compliance Period, and acknowledges that such activities are prohibited by Regulation S.

7.2	Canadian Exemptions Representations, Acknowledgements and Warranties.

Subject to the further requirements of Section 2.3 hereof, if the Subscriber is a resident of Alberta, British Columbia, Ontario or Saskatchewan, Canada, the Subscriber understands that it is purchasing the Subscribed for Flow-Through Shares pursuant to certain exemptions from the registration and prospectus requirements of applicable securities legislation in Canada (the “Canadian Securities Laws”) afforded by, without limitation, Sections 2.3 [Accredited Subscribers], and 2.5 [Family, friends and business associates] of NI 45-106 and, as a consequence, (A) certain rights, remedies and protections under securities legislation will not be available to the Subscriber in connection with the purchase of the Subscribed for Flow-Through Shares; (B) the Subscriber may not receive information that would otherwise be required to be provided to it under securities legislation; and (C) the Company is relieved from certain obligations that would otherwise apply under Canadian Securities Laws.

The Subscriber is purchasing the Subscribed for Flow-Through Shares as principal solely for its own benefit and not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Subscribed for Flow-Through Shares and the Subscriber is (A) an “Accredited Investor” as such term is defined in NI 45-106, has executed and delivered a duly completed Representation Letter in the form attached hereto as “Exhibits C-1, C-2, or C-3” as applicable, representing that the Subscriber fits within one of the categories of “Accredited Investor” set forth in such definition and was not created and/or used solely to purchase or hold the Subscribed for Flow-Through Shares; or (B) satisfies the definition of Family and Friends (Alberta and BC) or Family and Friends (Ontario) as applicable in the province in which he resides.

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

7.3	Transfer of Restrictions.

(a)           The Subscriber acknowledges that the certificates representing Subscribed for Flow-Through Shares shall bear a legend substantially as follows:

“THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND MAY NOT BE OFFERED OR SOLD DIRECTLY OR INDIRECTLY (A) WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER, IN COMPLIANCE WITH REGULATION S AND/OR OTHER APPLICABLE EXEMPTION FROM, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, OR (B) IN CANADA OR TO RESIDENTS OF CANADA EXCEPT PURSUANT TO APPLICABLE SECURITIES LAWS AND REGULATIONS IN EACH CASE AS EVIDENCED BY AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY.”

(b)           The Subscriber understands and acknowledges that the Company has the right not to record a purported transfer of the Subscribed for Flow-Through Shares, without the Company being satisfied that such transfer is exempt from or not subject to registration under the U.S. Securities Act, and any applicable state securities laws, or applicable Canadian Securities Laws.

(c)           The Subscriber understands and acknowledges that except as set forth in the Registration Rights Agreement, the Company is not obligated to file and has no present intention of filing with any state or provincial securities administrator or commission any registration statement or prospectus in respect of re-sales of the Subscribed for Flow-Through Shares in the United States or elsewhere.

(d)           The Subscriber understands and acknowledges that in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber’s ability to resell the Subscribed for Flow-Through Shares under applicable Canadian securities laws.

(e)           The Subscriber confirms that it has been advised to consult its own legal and financial advisors with respect to the suitability of the Subscribed for Flow-Through Shares as an investment for the Subscriber and the resale restrictions (including any "hold periods") to which the Subscribed for Flow-Through Shares will be subject under applicable securities legislation, rules and regulations, and confirms that no representation has been made to the Subscriber by or on behalf of the Company with respect thereto.

(f)           The Subscriber will not resell any Subscribed for Flow-Through Shares except in accordance with the provisions of applicable securities legislation, rules and regulations, and stock exchange rules.  The Subscriber understands and acknowledges that the Subscribed for Flow-Through Shares may not be resold in the United States or to a US Person as defined in Regulation S, as promulgated under the Securities Act, except pursuant to an effective registration statement, or an exemption from the registration provisions of the Securities Act as evidenced by an opinion of counsel acceptable to the Company, and that in the absence of an effective registration statement covering the Subscribed for Flow-Through Shares, or an available exemption from registration under the Securities Act, the Subscribed for Flow-Through Shares must be held indefinitely.

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

8.	Reliance and Indemnification.

8.1	Reliance and Timeliness.

The Subscriber understands and acknowledges that (i) the Subscribed for Flow-Through Shares are being offered and sold to the Subscriber without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon, the accuracy and truthfulness of, the foregoing representations and warranties and the Subscriber hereby consents to such reliance. The Subscriber agrees that the representations, warranties and covenants of the Subscriber contained herein (or in any Representation Letter executed and delivered by the Subscriber pursuant to the provisions hereof) shall be true and correct both as of the execution of this Subscription Agreement and as of the Closing Date, and shall survive the completion of the distribution of the Shares.  The Subscriber hereby agrees to notify the Company immediately of any change in any representation, warranty, covenant or other information relating to the Subscriber contained in this Agreement, or any Exhibit hereto, which takes place prior to Closing.

8.2	Indemnification.

The Subscriber agrees to indemnify the Company, and each of its officers, directors, employees, consultants and agents from and against all losses, claims, costs, expenses, damages or liabilities that any of them may suffer or incur as a result of or in connection with their reliance on the Subscriber’s representations, warranties and covenants.  The Subscriber acknowledges and agrees that the Company acts as trustee of the Subscriber’s covenants hereunder for each of its officers, directors, employees, consultants and agents entitled to indemnity hereunder and shall be entitled to enforce such covenants on behalf of such persons.

9.	Matters Relating to the Flow-Through Shares

9.1           Definitions.

In addition to other terms defined herein, for the purposes of this Section 7 the following words and phrases have the following meanings:

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

(a)           means the Income Tax Act (Canada) (“Act”), together with any and all regulations promulgated thereunder, as amended from time to time;

(b)           “Canadian Development Expense(s)” or “CDE” means Canadian development expenses described in paragraph (a) or (b) of the definition of “Canadian development expense” in subsection 66.2(5) of the Act or would be described in paragraph (f) of such definition if the words “any of paragraphs (a) to (e)” in that paragraph were read as “paragraph (a) or (b)”, excluding amounts which are prescribed to constitute “Canadian exploration and development overhead expense” under the Act and, the amount of any assistance described in paragraphs 66(12.62)(a) and 66(12.601)(c) of the Act;

(c)           “Canadian Exploration Expense(s)” or “CEE” means Canadian exploration expense described in paragraphs (a) or (d) of the definition of “Canadian exploration expense” in subsection 66.1(6) of the Act or that would be described in paragraph (h) of such definition if the reference therein to “paragraphs (a) to (d) and (f) to (g.1)” were a reference to “paragraphs (a) and (d)”, excluding amounts which are prescribed to constitute “Canadian exploration and development overhead expense” under the Act, the amount of any assistance described in paragraph 66(12.6)(a) of the Act and any expense described in paragraph 66(12.6)(b. 1) of the Act;

(d)           “Commitment Amount” means an amount equal to $0.18 multiplied by the number of Flow-Through Shares subscribed and paid for pursuant to this Subscription Agreement;

(e)           “Expenditure Period” means the period commencing on the date of acceptance by the Company of this Subscription Agreement and ending on the earlier of.

(f)           the date on which the Commitment Amount has been fully expended in accordance with the terms hereof; and

(g)           December 31, 2007;

(h)           “Principal Business Corporation” means a principal-business corporation as defined in subsection 66(15) of the Act;

(i)           “Qualifying CDE” means an amount of CDE incurred by the Company which is eligible for renunciation as CEE under subsection 66(12.601) of the Act; and

(j)           “Qualifying Expenditures” means expenses that are CEE or Qualifying CDE at the date they are incurred.

9.2	Representations and Warranties of the Company.

The Company hereby represents and warrants to the Subscriber (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) and acknowledges that the Subscriber is relying thereon that:

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

(a)           the Company has the full corporate right, power and authority to incur and renounce to the Subscriber, Qualifying Expenditures in an amount equal to the Commitment Amount; and

(b)           the incurring and renouncing of Qualifying Expenditures to the Subscriber pursuant hereto, does not and will not constitute a breach of or default under the constating documents of the Company or any law, regulation, order or ruling applicable to the Company or any agreement, contract or indenture to which the Company is a party or by which it is bound; and

(c)           the Company is, and at all material times will be, a Principal Business Corporation; and

(d)           upon issuance pursuant to the provisions hereof, the Flow-Through Shares will be “flow-through shares” as defined in subsection 66(15) of the Act and will not constitute “prescribed shares” for the purpose of Regulation 6202.1 to the Act; and

(e)           neither the Company nor any corporation “associated” with it (as defined in the Act) is party to any other agreement for the issuance of flow-through shares for which the required expenditures have not been renounced; and

(f)           as of the date hereof, the taxable capital amount of the Company, as that expression is defined under subsection 66(12.6011) of the Act, does not exceed $17,000,000 for the purpose of determining the Company’s right to renounce expenses to the Subscriber pursuant to subsection 66(12.601) of the Act.

9.3	Covenants of the Company.

The Company covenants and agrees with the Subscriber:

(a)           to keep proper books, records and accounts of all Qualifying Expenditures and all transactions affecting the Commitment Amount and the Qualifying Expenditures and upon reasonable notice and on a reasonable basis, to make such books, records and accounts available for inspection and review by or on behalf of the Subscriber at the Subscriber’s expense; and

(b)           to incur, during the Expenditure Period, Qualifying Expenditures in such amount as enables the Company to renounce to the Subscriber, Qualifying Expenditures in an amount equal to the Commitment Amount; and

(c)           to renounce to the Subscriber, pursuant to subsection 66(12.6) of the Act and effective on or before December 31, 2007, Qualifying Expenditures incurred during the Expenditure Period in an amount equal to the Commitment Amount; and

(d)           to deliver to the Subscriber within the time period required by the Act and in any event, not later than March 31, 2008, a statement setting forth the aggregate amounts of such Qualifying Expenditures renounced to the Subscriber; and

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

(e)           that all Qualifying Expenditures renounced to the Subscriber pursuant to this Subscription Agreement will be Qualifying Expenditures incurred by the Company that, but for the renunciation to the Subscriber, the Company would be entitled to deduct in computing its income for the purposes of Part I of the Act; and

(f)           that the Company will not reduce the amount to be renounced to the Subscriber hereunder and, in the event the Minister of National Revenue reduces the amount renounced to the Subscriber hereunder pursuant to subsection 66(12.73) of the Act, the Company shall indemnify the Subscriber as to, and pay in full settlement thereof to the Subscriber, an amount equal to the amount of any tax payable under the Act (and under any corresponding provincial legislation) by the Subscriber (or, if the Subscriber is a partnership, by any member thereof) as a consequence of such reduction, provided that in the event that the Company has fully satisfied its obligations in respect of the indemnity in accordance with this clause, all obligations of the Company hereunder to renounce to the Subscriber any amount of the Qualifying Expenditures shall immediately thereafter cease; and

(g)           that if the Company does not renounce to the Subscriber Qualifying Expenditures equal to the Commitment Amount effective on or before December 31, 2007, the Company shall indemnify the Subscriber as to, and pay in full settlement thereof to the Subscriber, an amount equal to the amount of any tax payable under the Act (and under any corresponding provincial legislation) by the Subscriber (or, if the Subscriber is a partnership, by any member thereof) as a consequence of such failure, provided that in the event that the Company has fully satisfied its obligations in respect of the indemnity in accordance with this clause, all obligations of the Company hereunder to renounce to the Subscriber any amount of the Qualifying Expenditures shall immediately thereafter cease; and

(h)           that the Company will maintain its status as a Principal Business Corporation throughout the Expenditure Period; and

(i)           to file all prescribed forms required under the Act necessary to renounce Qualifying Expenditures equal to the Commitment Amount to the Subscriber effective on or before December 31, 2007 and to provide the Subscriber with a copy of all such forms as are required to be provided thereto, all on a timely basis; and

(j)           that the Company will not be subject to the provisions of subsection 66(12.67) of the Act in a manner which impairs its ability to renounce Qualifying Expenditures to the Subscriber in an amount equal to the Commitment Amount; and

(k)           that the Company will refrain from entering into transactions or taking deductions which would otherwise reduce its cumulative CEE or cumulative CDE to an extent it would preclude renunciation of Qualifying Expenditures hereunder in an amount equal to the Commitment Amount as contemplated herein; and

(l)           the Company will not knowingly renounce any of the Qualifying Expenditures to a trust, corporation or partnership with whom the Company has a prohibited relationship as defined in subsection 66(12.671) of the Act.

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

9.4	Covenants, Agreements, Representations and Warranties of the Subscriber.

The Subscriber covenants, agrees and represents and warrants to the Company:

(a)           that neither the Subscriber, nor the beneficial purchaser, as the case may be, has or will knowingly enter into any agreement or arrangement to which the Company is not a party which will cause the Flow-Through Shares to be or become “prescribed shares” for purposes of the Act;

(b)           if the Subscriber or beneficial purchaser, as the case may be, is a corporation, trust or partnership, it, to the best of its knowledge, does not and will not have, in respect of a renunciation of Qualifying Expenditures hereunder, a “prohibited relationship” with the Company within the meaning of subsection 66(12.671) of the Act; and

(c)           the Subscriber is not a non-resident of Canada for purposes of the Act.

10.	Miscellaneous.

10.1           Amendment; Waivers.

No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Subscriber; or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

10.2	Survival of Representations and Warranties.

All representations, warranties and agreements contained herein or made in writing by or on behalf of any party to this Agreement in connection herewith shall survive the execution and delivery of this Agreement.

10.3	Successors and Assigns; No Third Party.

All covenants and agreements in this Agreement contained by or on behalf of the parties hereto shall be binding upon and inure to the benefit of the parties and their respective successors and assigns and, to the extent provided in this Agreement.

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

10.4	Notices.

Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (Pacific Standard Time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the this Agreement later than 4:30 p.m. (Pacific Standard Time) on any date and earlier than 11:59 p.m. (Pacific Standard Time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Company: At the address set forth next to the Company’s acceptance of this Agreement as set forth on the signature page hereto;

With A copy to:	The Otto Law Group, PLLC
601 Union Street
Suite 4500
Seattle, WA 98101
Attention: David Otto, Esq.
Telephone: (206) 262-9545
Facsimile: (206) 262-9513

If to the Subscriber:	At the address set forth below the Subscriber’s name on the signature page hereto,

or, to such other address as may be designated in writing hereafter, in the same manner, by such party.

10.5	Headings; Gender.

The headings herein are inserted for convenience only and do not constitute a part of this Agreement.  Unless the context otherwise requires, all references to articles and sections refer to articles and sections of this Agreement, and all references to schedules are to schedules attached hereto, each of which is made a part hereof for all purposes. The descriptive headings of the several articles and sections of this Agreement are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof. Whenever the context requires, the gender of any word used in this Agreement includes the masculine, feminine or neuter, and the number of any word includes the singular or plural.

10.6	Remedies.

In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Subscriber will be entitled to specific performance of the obligations of the Company hereunder.  The Company and the Subscriber agree that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

10.7	Entire Agreement.

This Agreement and the other writings referred to herein or delivered pursuant hereto contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

10.8	Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.  Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.9	Counterparts.

This Agreement may be executed in any number of counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

10.10	Fees and Expenses.

Except as otherwise provided herein, each of the parties hereto shall pay its own fees and expenses, including attorney fees, in connection with the transactions contemplated by this Agreement.

10.11	Effective Date.

For reference purposes only, date of this Agreement is December 12, 2007 (the “Reference Date”). The date of acceptance of this Agreement by the Company, as set forth on the signature page, shall be the “Effective Date” hereof.

10.12	Currency.

Unless otherwise specifically indicated herein or in any Exhibit hereto, all dollar references herein are to U.S. dollars unless otherwise indicated.

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

10.13	Governing Law; Consent to Jurisdiction.

The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Washington, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Washington or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Washington.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Seattle, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

[SIGNATURES APPEAR ON THE NEXT PAGE]

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

IN WITNESS WHEREOF, the Parties hereto caused this Agreement to be duly executed as of the dates set forth below.

(Name of Subscriber – please print)	Number Of Subscribed for Shares:
By:	Aggregate Consideration: $
Paid by Delivery of: $
Authorized Signature
Date of the Subscription Agreement Signed by the Subscriber:
(Official Capacity or Title – please print)

(Please print name of individual whose signature appears above if different than the name of the subscriber printed above.)	The Subscriber has executed this Subscription Agreement as of the ______ day of _________________ 2007.

(Subscriber’s Address including Country of Residence)

(Telephone Number)/(Facsimile Number)

ACCEPTANCE

The Company hereby accepts the above subscription for the Subscribed for Flow-Through Shares of the Company effective the ______day of _________________________, 2007, and agrees to be bound by its terms.

Mogul Energy International, Inc.	Address:	Mogul Energy International, Inc.
520 Pike Street, Suite 2210
By:		Seattle, Washington 98101
Name:		Facsimile: (206) 357-4211

Its:

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

EXHIBIT C-1
To The Subscription Agreement between
Mogul Energy International, Inc. and the Undersigned Subscriber
Dated for Reference as of December 12, 2007

REPRESENTATION LETTER
FOR
RESIDENTS OF ALBERTA AND BRITISH COLUMBIA, CANADA

TO:	Mogul Energy International, Inc.
520 Pike Tower, Suite 2210
Seattle, Washington, USA, 98101
Telephone:     (206) 357-4220
Facsimile:      (206) 357-4211

In connection with the purchase by the undersigned of Subscribed for Shares of Mogul Energy International, Inc. (the “Company”), the undersigned is delivering this representation letter to the Subscription Agreement dated, for reference,  December 12, 2007, the undersigned and the Company, and hereby represents, warrants and certifies to the Company that the undersigned is resident in Alberta or British Columbia or is otherwise subject to the securities laws of Alberta or British Columbia, and is either (A) an "Accredited Investor" within the meaning National Instrument 45-106 (Prospectus and Registration Exemptions) on the basis that the undersigned fits within that category of "Accredited Investor" identified on the attached Schedule to this Representation Letter beside which the undersigned has marked its initials; or (B) is purchasing the Subscribed for Shares as a principal and is (please check all applicable descriptions):

☐           (i) a director, senior officer or control person of the Company, or of an affiliate of the Company,

☐           (ii) a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Company, or of an affiliate of the Company,

☐           (iii) a parent, grandparent, brother, sister or child of the spouse of a director, senior officer or control person of the Company or of an affiliate of the Company,

☐           (iv) a close personal friend of a director, senior officer or control person of the Company, or of an affiliate of the Company,

☐           (v) a close business associate of a director, senior officer or control person of the Company, or of an affiliate of the Company,

☐           (vi) a founder of the issuer or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Company,

☐           (vii) a parent, grandparent, brother, sister or child of the spouse of a founder of the Company,

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

☐           (viii) a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in paragraphs (i) to (vii), or

☐           (ix) a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in paragraphs (i) to (vii).

DATED:	, 2007

(Name of Subscriber – please print)

By:
(Authorized Signature)

(Official Capacity – please print)

(please print name of individual whose signature appears above)

IMPORTANT:	IF APPLICABLE, PLEASE COMPLETE THE SCHEDULE TO THIS REPRESENTATION LETTER BY MARKING YOUR INITIALS BESIDE THE CATEGORY TO WHICH YOU BELONG.

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

SCHEDULE A TO EXHIBIT C-1
( ALBERTA AND BRITISH COLUMBIA)

PLEASE COMPLETE THIS SCHEDULE BY MARKING YOUR INITIALS BESIDE THE CATEGORY OF "ACCREDITED INVESTOR" TO WHICH YOU BELONG.

Meaning of "Accredited Investor"

The term "Accredited Investor" is defined in National Instrument 45-106 (Prospectus and Registration Exemptions) to mean (Please check all the categories that apply to you):

______	(a)	a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

______	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

______	(c)
a subsidiary of any person or company referred to in paragraphs (a) to (b), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

______	(d)
a person registered under the securities legislation of a jurisdiction of Canada, or  as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or Securities Act (Newfoundland and Labrador);

______	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada, as a representative of a person or company referred to in paragraph (d);

______	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

______	(g)
a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite’de gestion de la taxe scolaire de l’ile de Montreal or an intermunicipal management board in Quebec;

______	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

______	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

______	(j)
an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

______	(k)
an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

______	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

______	(m)	a person , other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

______	(n)
an investment fund that distributes or has distributed its securities only to (i) a person that is or was an Accredited Investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections o2.10 (of NI-106)[Minimum amount investment], and 2.19 (of NI-106) [Additional investment funds], or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 (of NI-106)[Investment fund reinvestment];

(o)
an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt;

(p)
a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

(q)
a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

(r)
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction or the registered charity to give advice on the securities being traded;

	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) above in form and function;

(t)
a person in respect of which all of the owners of interests, direct or indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are Accredited Investors;

	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

(v)
a person that is recognized or designated by the securities regulatory or, except in Ontario and Quebec, the regulator as (i) an Accredited Investor, or (ii) an exempt purchaser in Alberta or British Columbia after NI-106 comes into force

The following definitions relate to certain of the categories of "Accredited Investor" set forth above:

"adviser" means a person or company engaging in or holding itself out as engaging in the business of advising others with respect to investing in or the buying or selling of securities or exchange contracts, and is registered as an adviser with the British Columbia Securities Commission or the Alberta Securities Commission, as applicable;

"Canadian financial institution" means (a) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act or (b) a bank, loan Company, trust company, insurance company, treasury branch, credit union or caisse populaire that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

 "financial assets" means cash, securities or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

"foreign jurisdiction" means a country other than Canada or a political subdivision of a country other than Canada;

“fully managed account” means an account of a client for which a person makes investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

"issuer" means a person or company who: (i) has a security outstanding; (ii) is issuing a security; or (iii) proposes to issue a security;

“investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

"jurisdiction" means a province or territory of Canada, except when used in the term foreign jurisdiction;

"person or company" includes, an individual, a corporation, a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

"securities legislation" means: (i) in British Columbia, the Securities Act (British Columbia), the regulations, rules and forms under that Act and the blanket rulings and orders issued by the British Columbia Securities Commission; and (ii) in Alberta, the Securities Act (Alberta), the regulations and rules under that Act and the blanket rulings and orders issued by the Alberta Securities Commission;

“spouse” means, an individual who, (a) is married to another individual and is not living separate and apart with the meaning of the Divorce Act (Canada), from the other individual , (b) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (c) in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner with the meaning of the Adult Interdependent Relationships Act (Alberta);

"subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary; and

Affiliated Issuers

An issuer is affiliated with another issuer if one of them is the subsidiary of the other or if each of them is controlled by the same person.

Control

Generally, a person is considered to control another person (second person) if (a) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interest of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person. An issuer is controlled by a person or company if voting securities of the issuer are held (other than as security for bona fide debt) by or for the benefit of that person or company, and the voting rights attached to those voting securities are sufficient, if exercised, to elect a majority of the directors of the issuer.

All monetary references in this Schedule A Exhibit C-1 are in Canadian Dollars.

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

Exhibit C-2

To The Subscription Agreement between
Mogul Energy International, Inc. and the Undersigned Subscriber
Dated for Reference as of December 12, 2007

REPRESENTATION LETTER
FOR
ONTARIO RESIDENTS

TO:	Mogul Energy International, Inc.
520 Pike Tower, Suite 2210
Seattle, Washington, USA, 98101
Telephone: (206) 357-4220
Facsimile:   (206) 357-4211

This letter is being delivered pursuant to the terms of that certain Subscription Agreement dated for reference as of December 12, 2007 between Mogul Energy International, Inc. (the “Company”) and the undersigned (the “Agreement”), pertaining to the purchase by the undersigned of Subscribed for Flow-Through Shares (as defined in the Agreement) of the Company.  In connection therewith, the undersigned hereby represents, warrants and certifies to the Company that the undersigned is resident in Ontario or is otherwise subject to the securities laws of Ontario, and is either (A) an "Accredited Investor" within the meaning National Instrument 45-106 (Prospectus and Registration Exemptions) on the basis that the undersigned fits within that category of "Accredited Investor" identified on the attached Schedule to this Representation Letter beside which the undersigned has marked its initials; or (B) is purchasing the Subscribed for Shares as a principal and is (please check all applicable descriptions):

☐	(a)	a founder of the issuer,
☐	(b)	an affiliate of a founder of the issuer,
☐	(c)	a spouse, parent, brother, sister, grandparent or child of an executive, director or founder of the issuer; or,
☐	(d)	a person that is a control person of the issuer.

DATED:	, 2007
(Name of Purchaser – please print)

(Authorized Signature)

(Official Capacity - please print)

(please print name of individual whose signature appears above)

IMPORTANT:	PLEASE COMPLETE THE SCHEDULE TO THIS REPRESENTATION LETTER BY MARKING YOUR INITIALS BESIDE THE CATEGORY TO WHICH YOU BELONG.

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

Schedule A Exhibit C-2

REPRESENTATION LETTER
(ONTARIO)

PLEASE COMPLETE THIS SCHEDULE BY MARKING YOUR INITIALS BESIDE THE CATEGORY OF "ACCREDITED INVESTOR" TO WHICH YOU BELONG.

Meaning of "Accredited Investor"

The term "Accredited Investor" is defined in National Instrument 45-106 (Prospectus and Registration Exemptions) to mean (Please check all categories that apply to you):

______	(a)	a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

______	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

______	(c)
a subsidiary of any person or company referred to in paragraphs (a) to (b), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

______	(d)
a person or company registered under the securities legislation of a jurisdiction of Canada, or  as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or Securities Act (Newfoundland and Labrador);

______	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada, as a representative of a person or company referred to in paragraph (d);

______	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

______	(g)
a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite’de gestion de la taxe scolaire de l’ile de Montreal or an intermunicipal management board in Quebec;

______	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

______	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

______	(j)
an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

______	(k)
an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

______	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

______	(m)	a person , other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

______	(n)
an investment fund that distributes or has distributed its securities only to (i) a person that is or was an Accredited Investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections o2.10 (of NI-106)[Minimum amount investment], and 2.19 (of NI-106) [Additional investment funds], or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 (of NI-106)[Investment fund reinvestment];

(o)
an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt;

(p)
a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

(q)
a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

(r)
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction or the registered charity to give advice on the securities being traded;

	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) above in form and function;

(t)
a person in respect of which all of the owners of interests, direct or indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are Accredited Investors;

	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

(v)
a person that is recognized or designated by the securities regulatory or, except in Ontario and Quebec, the regulator as (i) an Accredited Investor, or (ii) an exempt purchaser in Alberta or British Columbia after NI-106 comes into force

The following definitions relate to certain of the categories of "Accredited Investor" set forth above:
"adviser" means a person or company engaging in or holding itself out as engaging in the business of advising others with respect to investing in or the buying or selling of securities or exchange contracts, and is registered as an adviser with the British Columbia Securities Commission or the Alberta Securities Commission, as applicable;

"Canadian financial institution" means (a) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act or (b) a bank, loan Company, trust company, insurance company, treasury branch, credit union or caisse populaire that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

 "financial assets" means cash, securities or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

"foreign jurisdiction" means a country other than Canada or a political subdivision of a country other than Canada;

“fully managed account” means an account of a client for which a person makes investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

"issuer" means a person or company who: (i) has a security outstanding; (ii) is issuing a security; or (iii) proposes to issue a security;

“investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

"jurisdiction" means a province or territory of Canada, except when used in the term foreign jurisdiction;

"person or company" includes, an individual, a corporation, a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

"securities legislation" means: (i) in British Columbia, the Securities Act (British Columbia), the regulations, rules and forms under that Act and the blanket rulings and orders issued by the British Columbia Securities Commission; and (ii) in Alberta, the Securities Act (Alberta), the regulations and rules under that Act and the blanket rulings and orders issued by the Alberta Securities Commission;

“spouse” means, an individual who, (a) is married to another individual and is not living separate and apart with the meaning of the Divorce Act (Canada), from the other individual , (b) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (c) in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner with the meaning of the Adult Interdependent Relationships Act (Alberta);

"subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary; and

Affiliated Issuers

An issuer is affiliated with another issuer if one of them is the subsidiary of the other or if each of them is controlled by the same person.

Control

Generally, a person is considered to control another person (second person) if (a) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interest of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person. An issuer is controlled by a person or company if voting securities of the issuer are held (other than as security for bona fide debt) by or for the benefit of that person or company, and the voting rights attached to those voting securities are sufficient, if exercised, to elect a majority of the directors of the issuer.

All monetary references in this Schedule A Exhibit "C-2" are in Canadian Dollars.

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

Exhibit C-3

SASKATCHEWAN RESIDENTS

REPRESENTATION LETTER

TO:	Mogul Energy International, Inc.
520 Pike Tower, Suite 2210
Seattle, Washington, USA, 98101
Telephone: (206) 357-4220
Facsimile:   (206) 357-4211

This letter is being delivered pursuant to the terms of that certain Subscription Agreement dated for reference as of December 12, 2007 between Mogul Energy International, Inc. (the “Company”) and the undersigned (the “Agreement”), pertaining to the purchase by the undersigned of Subscribed for Flow-Through Shares (as defined in the Agreement) of the Company.  In connection therewith, the undersigned hereby represents, warrants and certifies to the Company that the undersigned is resident in Saskatchewan or is otherwise subject to the securities laws of Saskatchewan, and is either (A) an "Accredited Investor" within the meaning National Instrument 45-106 (Prospectus and Registration Exemptions) on the basis that the undersigned fits within that category of "Accredited Investor" identified on the attached Schedule to this Representation Letter beside which the undersigned has marked its initials.

DATED:	, 2007
(Name of Purchaser – please print)

(Authorized Signature)

(Official Capacity - please print)

(please print name of individual whose signature appears above)

IMPORTANT:	PLEASE COMPLETE THE SCHEDULE TO THIS REPRESENTATION LETTER BY MARKING YOUR INITIALS BESIDE THE CATEGORY TO WHICH YOU BELONG.

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

PLEASE COMPLETE THIS SCHEDULE BY MARKING YOUR INITIALS BESIDE THE CATEGORY OF "ACCREDITED INVESTOR" TO WHICH YOU BELONG.

Meaning of "Accredited Investor"

The term "Accredited Investor" is defined in National Instrument 45-106 (Prospectus and Registration Exemptions) to mean (Please check all categories that apply to you):

______	(a)	a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

______	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

______	(c)
a subsidiary of any person or company referred to in paragraphs (a) to (b), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

______	(d)
a person or company registered under the securities legislation of a jurisdiction of Canada, or  as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or Securities Act (Newfoundland and Labrador);

______	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada, as a representative of a person or company referred to in paragraph (d);

______	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

______	(g)
a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite’de gestion de la taxe scolaire de l’ile de Montreal or an intermunicipal management board in Quebec;

______	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

______	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

______	(j)
an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

______	(k)
an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

______	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

______	(m)	a person , other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

______	(n)
an investment fund that distributes or has distributed its securities only to (i) a person that is or was an Accredited Investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections o2.10 (of NI-106)[Minimum amount investment], and 2.19 (of NI-106) [Additional investment funds], or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 (of NI-106)[Investment fund reinvestment];

______	(o)
an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt;

______	(p)
a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

______	(q)
a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

______	(r)
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction or the registered charity to give advice on the securities being traded;

______	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) above in form and function;

______	(t)
a person in respect of which all of the owners of interests, direct or indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are Accredited Investors;

______	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

______	(v)
a person that is recognized or designated by the securities regulatory or, except in Ontario and Quebec, the regulator as (i) an Accredited Investor, or (ii) an exempt purchaser in Alberta or British Columbia after NI-106 comes into force

The following definitions relate to certain of the categories of "Accredited Investor" set forth above:
"adviser" means a person or company engaging in or holding itself out as engaging in the business of advising others with respect to investing in or the buying or selling of securities or exchange contracts, and is registered as an adviser with the British Columbia Securities Commission or the Alberta Securities Commission, as applicable;

"Canadian financial institution" means (a) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act or (b) a bank, loan Company, trust company, insurance company, treasury branch, credit union or caisse populaire that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

 "financial assets" means cash, securities or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

"foreign jurisdiction" means a country other than Canada or a political subdivision of a country other than Canada;

“fully managed account” means an account of a client for which a person makes investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

"issuer" means a person or company who: (i) has a security outstanding; (ii) is issuing a security; or (iii) proposes to issue a security;

“investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

"jurisdiction" means a province or territory of Canada, except when used in the term foreign jurisdiction;

"person or company" includes, an individual, a corporation, a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

"securities legislation" means: (i) in British Columbia, the Securities Act (British Columbia), the regulations, rules and forms under that Act and the blanket rulings and orders issued by the British Columbia Securities Commission; and (ii) in Alberta, the Securities Act (Alberta), the regulations and rules under that Act and the blanket rulings and orders issued by the Alberta Securities Commission;

“spouse” means, an individual who, (a) is married to another individual and is not living separate and apart with the meaning of the Divorce Act (Canada), from the other individual , (b) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (c) in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner with the meaning of the Adult Interdependent Relationships Act (Alberta);

"subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary; and

Affiliated Issuers

An issuer is affiliated with another issuer if one of them is the subsidiary of the other or if each of them is controlled by the same person.

Control

Generally, a person is considered to control another person (second person) if (a) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interest of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person. An issuer is controlled by a person or company if voting securities of the issuer are held (other than as security for bona fide debt) by or for the benefit of that person or company, and the voting rights attached to those voting securities are sufficient, if exercised, to elect a majority of the directors of the issuer.

  All monetary references in this Schedule A Exhibit C-3 are in Canadian dollars

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

THIS Registration Rights Agreement, is entered into as of the Effective Date (as defined below), by and between Mogul Energy International, Inc., a Delaware corporation, and the Person named on the signature page hereof (the “Purchaser”).

In consideration of the mutual promises herein contained and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1
Certain Definitions

All capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto to in the Subscription Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6.6.

“Affiliate” shall mean, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person.  For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

“Agreement” shall mean this Registration Rights Agreement.

 “Business Day” shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Washington are generally closed.

“Commission” shall mean the Securities and Exchange Commission.

 “Common Shares” shall mean shares of the Company's common stock, $0.001 par value, or such securities that such stock shall hereafter be reclassified into.

“Company” shall mean Mogul Energy International, Inc.

“Effectiveness Date” shall mean the date that the Registration Statement is declared effective by the Commission.

“Effectiveness Period” shall have the meaning set forth in Section 2.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

1

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

“Filing Date” shall have the meaning ascribed thereto in Section 2.1 hereof.

 “Holder” or “Holders” shall mean the holder or holders, as the case may be, from time to time, of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5.3.

“Indemnifying Party” shall have the meaning set forth in Section 5.3.

“Offering” shall mean the offering of the 17,000,000 Flow-Through Shares offered by the Company in accordance with the Subscription Agreement.

“Person” shall mean an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Plan of Distribution” shall have the meaning set forth in Section 2.1.

“Proceeding” shall mean an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” shall mean the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchaser” shall have the meaning set forth in the recitals to this Agreement.

“Registrable Securities” shall mean (i) Offered Shares, (ii) the Common Shares issuable upon exercise of the Warrants, (iii) issued and outstanding Common Shares deemed “Restricted Shares,” as that term is defined in the rules and regulations promulgated under the Securities Act and not otherwise transferable in their entirety by the holder thereof pursuant to Rule 144.  Shares shall cease to be Registrable Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering them, (b) been sold to the public in accordance with Rule 144, (c) otherwise transferred and new certificates for them not bearing a Securities Act restrictive legend have been delivered by the Company, or (d) as to any Holder, become eligible to be sold in a single sale in accordance with Rule 144.  Notwithstanding anything herein to the contrary any shares owned by any Holder which may be sold pursuant to 144(k), as of the date of the filing of the Registration Statement, shall not be included in any such Registration Statement.

2

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

“Registration Statement” shall mean the registration statements required to be filed hereunder with respect to the Registrable Securities including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Restricted Shares” shall have the meaning ascribed thereto in the definition of Registrable Securities in this Section 1.

“Rule 144” shall mean Rule 144 promulgated by the Commission pursuant to the Securities Act as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” shall mean Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” shall mean Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Shareholder Questionnaire” shall have the meaning set forth in Section 3(a).

“Subscription Agreement” shall mean the several Subscription Agreements between the Company and the individual subscribers executing the same, including the Purchaser, dated December 12, 2007 for reference, pursuant to which the Company offered for sale up to 17,000,000 Units at a price of $0.18 per share.

3

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

Section 2
Registration Rights

2.1           Shelf Registration.  Within 60 days from the Offering Termination Date (the “Filing Date”) the Company shall prepare and file with the Commission a “Shelf” Registration Statement covering the resale of 100% of the Registrable Securities on such Filing Date for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain  substantially the “Plan of Distribution” attached hereto as Exhibit A. Subject to the terms of this Agreement, the Company shall use its best efforts to cause a Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold, or may be sold without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders, but in no event for more than two years following the Effectiveness Date (the “Effectiveness Period”). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 p.m. Eastern Standard time. The Company shall immediately notify the Holders via facsimile or e-mail of the effectiveness of a Registration Statement on the same Business Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of a Registration Statement. The Company shall on the Business Day after the Effective Date file a final Prospectus with the Commission as required by Rule 424.

2.2           Expenses of Registration.  All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any trading market or exchange on which the Common Stock is then listed for trading, (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (C) if not previously paid by the Company in connection with an Issuer Filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with NASD Regulation, Inc. pursuant to the NASD Rule 2710, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company; (v) and fees and disbursements up to an aggregate of $5,000 for one counsel for all of the Holders, (vi) Securities Act liability insurance, if the Company so desires such insurance, and (vii) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

4

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

Section 3
Obligations of the Company with Respect to the Filing of a Registration Statement

In connection with the Company's registration obligations hereunder, the Company shall:

(a)            Not less than five Business Days prior to the filing of the Registration Statement and not less than one Business Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that the Company is notified of such objection in writing no later than five Business Days after the Holders have been so furnished copies of a Registration Statement or one Business Day after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto. Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement (with such changes as may be required to reasonably comply with all then applicable federal and state securities laws) as Exhibit B (the “Selling Shareholder Questionnaire”) not less than two Business Days prior to the Filing Date or by the end of the fourth Business Day following the date on which such Holder receives draft materials in accordance with this Section.

(b) (i)                      Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

5

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

(c)            Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one Business Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the  Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of the Registration Statement or Prospectus; provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law;  provided, further, notwithstanding each Holder's agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.

6

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

(d)            Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)            Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(f)            Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(c).

(g)            Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(h)            If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.

(i)            Upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably possible under the circumstances taking into account the Company's good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(k) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages pursuant to Section 2(b), for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12 month period.

7

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

(j)            Comply with all applicable rules and regulations of the Commission.

(k)            The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the Shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Business Days of the Company's request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

Section 4
Furnish Information

It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2 or 3 hereof that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities. The Company may require, at any time prior to the Filing Date, each Holder to furnish to the Company a statement as to the number of shares of Common Stock beneficially owned by such Holder and, if requested by the Commission and the Holder is not an individual, the controlling person thereof, within three business days of the Company’s request.

8

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

Section 5
Indemnification

5.1           By the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder and the Placement Agent, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder or the Placement Agent (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, shareholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, “ Losses ”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Exhibit A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

9

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

5.2           Indemnification By Selling Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that such information relates to such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Exhibit A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

5.3           Conduct of Indemnification Proceedings.

(a)           If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have prejudiced the Indemnifying Party.

(b)             An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the expense of one such counsel for each Holder shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

10

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

(c)           Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

5.4           Contribution.  In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 5; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the Registration Statement bears to the public offering price of all securities offered by and sold under such Registration Statement, and the Company and other selling Holders are responsible for the remaining portion in proportion to the securities offered by and sold by each under such Registration Statement; provided, however, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such Registration Statement and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

5.6           Survival.  The obligations of the Company and Holders under this Section 5 shall survive the completion of any offering of Registrable Securities in a Registration Statement, and otherwise.

11

Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

Section 6

General Provisions

6.1           Remedies.  In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

6.2           Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

6.3           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (Pacific Standard time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number, if any, specified in this Agreement no later than 4:30 p.m. (Pacific Standard time) on any date and earlier than 11:59 p.m. (Pacific Standard Time time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as follows:

If to the Company:	Mogul Energy International, Inc.

520 Pike Street, Suite 2210
Seattle, Washington 98101
Attention: Naeem Tyab,
President

With copies to:	The Otto Law Group, PLLC
601 Union Street
Suite 4500
Seattle, WA 98101
Attention: David Otto, Esq.
Telephone: (206) 262-9545
Facsimile: (206) 262-9513

If to a Holder:	To the address of such Holder as it appears in the stock transfer books of the Company,

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

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Mogul Energy International, Inc.
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December 12, 2007

6.4           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder.  Each Holder may assign their respective rights hereunder in the manner and to the Persons as may be permitted under the Subscription Agreement.

6.5           Counterparts.  This Agreement may be executed in any number of counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6.6           Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c) (iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable.

6.7           Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

6.8           Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without terms that may be invalid, illegal, void or unenforceable.

6.9           Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

6.10           Shares Held by the Company and its Affiliates.  Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, the Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

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Mogul Energy International, Inc.
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6.11           Independent Nature of Holders' Obligations and Rights.

The Holder who is a party to this Agreement, acknowledges that the Company is entering into substantially identical agreements with other holders of the Company’s Registrable Securities; each such agreement being deemed a separate and independent agreement between the Company and such other Holders, except that each Holder acknowledges and consents to the rights granted to each other Holder under such agreements. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and neither Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder.  Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any Proceeding for such purpose.

6.12.                      Entire Agreement.  This Agreement, together with all the exhibits hereto, constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

6.13           Third Parties.  Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

6.14           Costs and Attorneys’ Fees.  In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party’s costs and attorneys’ fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

6.15           Adjustments for Stock Splits and Certain Other Changes.  Wherever in this Agreement there is a reference to a specific number of shares of Common Stock or Preferred Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

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Mogul Energy International, Inc.
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6.16           Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

(a)           make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times during the Effectiveness Period; and

(b)           use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act during the Effectiveness Period.

6.17           Governing Law.   The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Washington, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Washington or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Washington.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Seattle, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

[BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]

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Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the dates and year set forth opposite their respective names.

EFFECTIVE DATE:

Mogul Energy International, Inc.
By:
Name: Title:
Telephone:
Facsimile

Execution Date:	Purchaser:
Signed:
Printed:
Title (if applicable):

Address:

Telephone:
Facsimile:

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Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

Exhibit A

Plan of Distribution

If our shares of common stock are not quoted on the Over-the-Counter Bulletin Board or other stock exchange, the Selling Stockholders may from time to time sell their shares pursuant to this prospectus only at the registered price of $0.18 per share.

However, currently our shares of common stock are quoted on the Over-the-Counter Bulletin Board.  As such, each Selling Stockholder, or his pledgees, assignees and successors-in-interest of the common stock may, from time to time, sell any or all of their shares of common stock on the Over-the-Counter Bulletin Board, or any other stock exchange, market or trading facility on which the shares may be traded, or in private transactions. These sales may be at fixed or negotiated prices and shall comply with all U.S. securities laws and resale restrictions. A Selling Stockholder may use any one or more of the following methods when selling shares:

☐	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

☐	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

☐	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

☐	an exchange distribution in accordance with the rules of the applicable exchange;

☐	privately negotiated transactions;

☐	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

☐	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

☐	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

☐	a combination of any such methods of sale; or

☐	any other method permitted pursuant to applicable law.

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Mogul Energy International, Inc.
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The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with NASDR Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASDR IM-2440.

In connection with the sale of the common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of the common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

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Mogul Energy International, Inc.
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December 12, 2007

We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(k) under the Securities Act or any other rule of similar effect, (ii) all of the shares have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect, or (iii) two years from the date that the registration statement of which this prospectus is part was ordered effective by the Commission. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

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Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

Exhibit B

Mogul Energy International, Inc.

Selling Stockholder Notice and Questionnaire

To:	Mogul Energy International, Inc.
520 Pike Street, Suite 2210
Seattle, Washington  98101
Facsimile:           (206) 357-4211

The undersigned beneficial owner (the “Selling Stockholder”) of _________ shares of common stock (the “Registrable Securities”) of Mogul Energy International, Inc. a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement ”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Your responses to the questions set forth in the Questionnaire will be utilized in connection with the preparation of a Registration Statement.  The information requested in the Questionnaire is for your protection and that of the Company.  The information supplied in response to the Questionnaire will be used to assure that the information included in the Registration Statement will be correct.  Accordingly, great care should be exercised in completing the Questionnaire.

Certain legal consequences arise from being named as a selling security holder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the Registration Statement and the related prospectus. Certain terms used in the Questionnaire are italicized, and definitions of such italicized terms are provided in Annex A to the Questionnaire.

NOTICE

The undersigned Selling Stockholder of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement. In connection therewith, the undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

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Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

QUESTIONNAIRE

 1. Name.

(a)         Full Legal Name of Selling Stockholder

(b)         Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)         Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2. Address for Notices to Selling Stockholder:

Address:

Telephone:

Fax:

Contact Person:

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Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

3. Share Ownership.  Please identify the number of shares of the Company, or any of its parents or any subsidiary's equity securities that you beneficially own as of the date of the Questionnaire. Include all shares of the Company’s securities which are (i) registered in your name, including shares registered in your name as trustee, executor, custodian, pledgee, agent or nominee, either alone or with others, (ii) owned beneficially by you or any associate of yours, or (iii) registered in the name of a nominee or in street name, including any such shares held for the account of any of the above.

Name and Address of Record Owner	Type of Security	No. of Shares and % of Class	Type of Ownership (trust, partnership, direct, personal, etc.)

Rights to Acquire Shares.  Please identify on the following table the number of shares of the Company’s equity securities which you have the right to acquire (including stock options, warrants, conversion or otherwise) within (60) days of the proposed effective date.  Include in this table all rights to acquire the Company’s securities which are (i) registered in your name, including shares registered in your name as trustee, executor, custodian, pledgee, agent or nominee, either alone or with others, (ii) owned beneficially by you or any associate of yours, or (iii) registered in the name of a nominee or in a street name, including any such shares held for the account of the above.

Name of Record Owner	Type of Security	Number of Shares	Type of Ownership (trust, partnership, direct, personal, etc.)

Disclaimer of Beneficial Ownership.  Do you wish to disclaim shares beneficially owned and reported above for purposes other than for use in the Registration Statement?

ANSWER:	YES	NO

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Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

NOTE: You may wish to consult with counsel regarding this disclaimer as it may be important not only in connection with securities laws, but also because, without it, your reporting the ownership of such shares might be construed as an admission of ownership for other purposes, such as short swing trading liabilities.

If “yes,” please provide the information requested in the following table with respect to the person(s) who should be shown as the beneficial owner(s) of the shares in question:

Class of Stock	Number of Shares Beneficially Owned	Name of Actual Beneficial Owner	Relationship of Such Person to You

Please explain the nature of any indirect ownership (i.e., “as trustee for children,” “by wife,” “by Trust,” "through partnership," "through limited liability company," etc.):

  4. Broker-Dealer Status:

(a)           Are you an NASD member, a person associated or affiliated with an NASD member or an underwriter or related person with respect to the proposed public offering?  Please identify any NASD member with whom you are associated or affiliated and describe your relationship to that member.  If you are a “private investment group,” such as a hedge fund, investment partnership or other group of purchasers, please answer this question to the best of your knowledge not only with respect to yourself but also with respect to all persons comprising such group since those persons are considered by the NASD to be the beneficial owners of the Company’s securities held by the group.

Yes ☐     No ☐

(b)           If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

Yes ☐     No ☐

Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

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Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

(c)           Are you an affiliate of a broker-dealer?

Yes ☐     No ☐

(d)           If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐     No ☐

Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Relationships with the Company:

(a)           Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors, family members, or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

  State any exceptions here:

(b)           Please state whether you know of any arrangements made or to be made by any person, or any transaction already effected:

•	to limit or restrict the sale of common stock during the period of the offering of the common stock to be registered by the Registration Statement;

•	to stabilize the market for the common stock; or

•	to withhold commissions or otherwise to hold each underwriter or dealer responsible for the distribution of his participation in the contemplated offering of the common stock.

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Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

(c)           Interest in Any Transaction.

Did you, any member of your immediate family or any of your associates have a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeded $60,000 (computed without regard to the amount of profit or loss involved in the transaction) during the Company’s Current Fiscal Year or the Company’s last completed fiscal years to which the Company or any subsidiary was a party?

Will you, any member of your immediate family or any of your associates have a direct or indirect material interest in any currently proposed transaction or series of transactions in which the amount involved exceeds $60,000 (computed without regard to the amount of profit or loss involved in the transaction), to which the Company or any subsidiary will be a party?

ANSWER:	YES	NO

If “yes,” please describe.

6.           General

The regulations of the Commission require that, if otherwise disclosable, the information you have furnished in response to the questions above be included in the Registration Statement.  If you know of any additional information necessary to make the answers you have given above not misleading in the light of the circumstances under which your answers were made, please disclose in additional sheets and attach to this Questionnaire.

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Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

Acknowledgements

The undersigned hereby agrees to notify the Company promptly of any inaccuracies or changes in the foregoing information which should be made as a result of any developments, including the passage of time.

The understands and acknowledges that the Company will rely on the information set forth herein for purposes of preparing and filing the Registration Statement covering an underwritten public offering of the Company’s securities. By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

The understands that material misstatements or the omission of material facts in the Registration Statement may give rise to civil and criminal liabilities to the Company, to each officer and director of the Company signing the Registration Statement and other persons signing the Registration Statement. I will notify the Company and its legal counsel (The Otto Law Group, PLLC) of any misstatement of a material fact in the Registration Statement or any amendment thereto, and of the omission of any material fact necessary to make the statements contained therein not misleading, as soon as practicable after a copy of the Registration Statement or any such amendment has been provided to me.  I will promptly notify the Company and its legal counsel (The Otto Law Group, PLLC) of any change in the foregoing information which occurs prior to the effective date of the Registration Statement.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:_______________________

Beneficial Owner:_____________________

By:________________________________
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND
QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

[Insert Address]

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Mogul Energy International, Inc.
Regulation S Offering
December 12, 2007

ANNEX A

Definitions

The term “affiliate” means a person or entity that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, another person.

The term “arrangement” means any plan, contract, authorization or understanding, whether or not set forth in a formal document.

The term “associate” as used throughout the Questionnaire, means (a) any corporation or organization (other than the Company or any subsidiary) of which you are an officer, director, member or partner or of which you are, directly or indirectly, the beneficial owner of 5% or more of any class of equity securities, (b) any trust or other estate in which you have a substantial beneficial interest or as to which you serve as trustee or in a similar capacity, (c) your spouse, (d) any relative of your spouse or any relative of yours who has the same home as you or who is a director or officer or key executive of the Company or any subsidiary, (e) any partner, syndicate member or person with whom you have agreed to act in concert with respect to the acquisition, holding, voting or disposition of shares of the Company’s securities.

The term “beneficially,” when used in connection with the ownership of securities, means (a) any interest in a security which entitles you to any of the rights or benefits of ownership even though you may not be the owner of record or (b) securities owned by you directly or indirectly, including those held by you for your own benefit (regardless of how registered) and securities held by others for your benefit (regardless of how registered), such as by custodians, brokers, nominees, pledges, etc., and including securities held by an estate or trust in which you have an interest as legatee or beneficiary, securities owned by a partnership of which you are a partner, securities held by a personal holding company of which you are a shareholder, shares held by a public company of which you are a director, officer or holder of more than a 5% interest, and securities held in the name of your spouse, minor children and any relative of yours (sharing the same home) or your spouse.

A “beneficial owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

(1)           voting power which includes the power to vote, or to direct the voting of, such security; and/or

(2)           investment power which includes the power to dispose, or to direct the disposition, of such security.

The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the person specified, whether through the ownership of voting securities, by contract or otherwise.

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Mogul Energy International, Inc.
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December 12, 2007

A “control person” of a specified person is a person that directly or indirectly through one or more intermediaries, controls the person specified.

The term “executive officer(s)” means the president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function or any person who performs similar policy making functions for the Company (or other entity that may be indicated).

The term “family relationship” means any relationship by blood, marriage or adoption, not more remote than first cousin.

The term “immediate family” includes the spouse; parents; children; siblings; mothers and fathers-in-law; sons and daughters-in-law; and brothers and sisters-in-law of the person specified.

The term “material relationship” has not been defined by the Commission.  However, the Commission has indicated that it will probably construe as a “material relationship” any relationship which tends to prevent arms-length bargaining in dealings with a company, whether arising from a close business connection or family relationship, a relationship of control or otherwise.  It seems prudent, therefore, to consider that you would have such a relationship, for example, with any organization of which you are an officer, director, trustee or partner or in which you own, directly or indirectly, 5% or more of the outstanding voting stock, or in which you have some other substantial interest, and with any person or organization with whom you have, or with whom any relative or spouse (or any other person or organization as to which you have any of the foregoing other relationships) has, a contractual relationship.

The NASD defines a “member” as being any broker or dealer or individual, partnership, corporation or other legal entity admitted to membership in the NASD or any officer or partner of such a member, or the executive representative of such a member or the substitute for such a representative.

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